CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-2

DERIVED INFORMATION   3/2/05

$650,000,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$1,150,000,050

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-2

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-2

Statistical Collateral Summary – First Lien Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 3/01/05 cutoff date.  Approximately 21.0% of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	5,805
Total Outstanding Loan Balance	$1,038,007,207*	Min	Max
Average Loan Current Balance	$178,813	$31,960	$850,000
Weighted Average Original LTV	79.9%**
Weighted Average Coupon	7.04%	3.80%	12.56%
Arm Weighted Average Coupon	7.02%
Fixed Weighted Average Coupon	7.18%
Weighted Average Margin	6.26%	2.25%	12.50%
Weighted Average FICO (Non-Zero)	628
Weighted Average Age (Months)	2
% First Liens	100.0%
% Second Liens	0.0%
% Arms	83.6%
% Fixed	16.4%
% of Loans with Mortgage Insurance	0.5%

*

First Liens will compromise of approximately [$1,121,250,000] of the [$1,150,000,050] total deal collateral.

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
3.80 - 5.00	16	3,888,295	0.4	4.79	82.8	690
5.01 - 5.50	142	36,793,239	3.5	5.36	76.8	651
5.51 - 6.00	679	146,712,707	14.1	5.85	77.2	646
6.01 - 6.50	838	175,387,177	16.9	6.33	78.5	642
6.51 - 7.00	1,161	227,825,315	21.9	6.80	79.7	635
7.01 - 7.50	837	145,799,333	14.0	7.29	81.2	629
7.51 - 8.00	855	138,209,072	13.3	7.79	81.7	611
8.01 - 8.50	516	73,896,583	7.1	8.29	83.5	607
8.51 - 9.00	393	49,831,701	4.8	8.76	82.1	591
9.01 - 9.50	162	19,696,966	1.9	9.29	84.4	576
9.51 - 10.00	99	10,643,315	1.0	9.76	80.4	586
10.01 - 10.50	55	4,691,400	0.5	10.30	72.9	549
10.51 - 11.00	29	2,293,544	0.2	10.80	75.2	569
11.01 - 11.50	8	932,802	0.1	11.19	75.5	558
11.51 - 12.00	10	1,010,205	0.1	11.74	70.7	537
12.01 - 12.50	3	228,679	0.0	12.39	77.7	526
12.51 - 12.56	2	166,873	0.0	12.53	79.5	597
Total:	5,805	1,038,007,207	100.0	7.04	79.9	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
495 - 500	10	1,283,503	0.1	8.38	69.3	499
501 - 525	204	32,144,849	3.1	8.38	72.6	516
526 - 550	434	70,236,958	6.8	7.84	74.4	539
551 - 575	573	96,510,642	9.3	7.50	77.4	564
576 - 600	863	141,847,301	13.7	7.17	80.9	588
601 - 625	958	169,424,692	16.3	6.85	79.8	613
626 - 650	978	178,585,599	17.2	6.90	81.1	638
651 - 675	713	136,723,997	13.2	6.77	81.1	663
676 - 700	475	95,825,661	9.2	6.75	81.6	688
701 - 725	273	53,845,390	5.2	6.67	81.8	711
726 - 750	165	32,153,413	3.1	6.65	82.4	737
751 - 775	103	18,481,130	1.8	6.82	82.4	762
776 - 800	37	7,516,550	0.7	6.65	83.7	782
801 - 814	19	3,427,521	0.3	6.91	76.6	807
Total:	5,805	1,038,007,207	100.0	7.04	79.9	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
31,960 - 50,000	153	6,685,885	0.6	8.78	72.9	609
50,001 - 100,000	1,301	100,735,623	9.7	7.73	79.8	621
100,001 - 150,000	1,466	182,034,904	17.5	7.28	80.4	619
150,001 - 200,000	1,059	184,610,871	17.8	7.01	79.8	625
200,001 - 250,000	638	142,319,648	13.7	6.97	78.9	623
250,001 - 300,000	441	120,780,145	11.6	6.86	79.3	631
300,001 - 350,000	259	83,628,359	8.1	6.78	80.8	633
350,001 - 400,000	187	70,182,725	6.8	6.86	81.2	633
400,001 - 450,000	120	51,001,645	4.9	6.73	80.2	642
450,001 - 500,000	99	47,551,865	4.6	6.62	81.0	649
500,001 - 550,000	35	18,344,179	1.8	6.53	82.1	654
550,001 - 600,000	21	12,138,119	1.2	6.87	79.0	627
600,001 - 750,000	21	13,874,677	1.3	6.43	79.2	664
750,001 - 800,000	2	1,599,469	0.2	7.62	76.4	661
800,001 - 850,000	3	2,519,093	0.2	7.86	75.8	618
Total:	5,805	1,038,007,207	100.0	7.04	79.9	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
16.480 - 50.000	165	21,335,926	2.1	6.96	40.9	602
50.001 - 55.000	72	12,807,759	1.2	6.61	52.7	615
55.001 - 60.000	100	15,878,409	1.5	7.07	57.9	593
60.001 - 65.000	212	38,955,127	3.8	7.04	63.3	600
65.001 - 70.000	275	52,284,651	5.0	7.03	68.6	599
70.001 - 75.000	376	72,632,792	7.0	7.14	73.8	600
75.001 - 80.000	2,706	488,404,233	47.1	6.81	79.8	641
80.001 - 85.000	588	104,826,778	10.1	7.24	84.5	607
85.001 - 90.000	797	146,389,698	14.1	7.29	89.6	623
90.001 - 95.000	318	54,016,133	5.2	7.78	94.8	649
95.001 - 100.000	196	30,475,701	2.9	7.62	99.8	678
Total:	5,805	1,038,007,207	100.0	7.04	79.9	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	1,195	202,894,385	19.5	7.35	80.6	625
0.50	6	1,927,318	0.2	8.46	82.2	622
1.00	355	80,012,793	7.7	7.15	80.9	644
1.50	1	202,277	0.0	8.99	90.0	591
1.75	58	18,043,472	1.7	6.57	81.0	659
2.00	2,920	535,489,972	51.6	6.98	80.6	625
2.50	4	738,919	0.1	8.36	84.9	657
3.00	1,193	186,742,717	18.0	6.87	76.7	631
4.00	2	459,983	0.0	7.16	89.3	661
5.00	71	11,495,369	1.1	6.81	79.8	632
Total:	5,805	1,038,007,207	100.0	7.04	79.9	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	3,605	601,780,672	58.0	6.91	80.4	617
Reduced	848	166,292,179	16.0	7.15	81.4	656
No Income/ No Asset	75	11,023,385	1.1	6.99	79.5	643
Stated Income / Stated Assets	1,277	258,910,971	24.9	7.29	77.9	635
Total:	5,805	1,038,007,207	100.0	7.04	79.9	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	5,351	974,813,459	93.9	6.99	79.8	626
Second Home	39	7,064,427	0.7	7.06	84.6	665
Investor	415	56,129,321	5.4	7.90	82.2	663
Total:	5,805	1,038,007,207	100.0	7.04	79.9	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	960	266,106,983	25.6	6.62	76.7	633
Florida	758	121,828,228	11.7	7.24	80.1	630
New York	203	54,075,515	5.2	6.96	78.1	629
Texas	489	51,152,917	4.9	7.66	81.5	627
Nevada	225	49,929,848	4.8	7.04	79.5	639
Illinois	249	43,516,443	4.2	7.28	82.7	634
Maryland	166	34,255,916	3.3	7.07	79.5	608
New Jersey	134	32,738,429	3.2	7.21	79.5	609
Arizona	195	29,623,847	2.9	7.05	81.3	628
Virginia	153	28,385,044	2.7	7.07	80.2	610
Washington	153	27,117,616	2.6	6.63	80.0	643
Oregon	151	26,722,801	2.6	6.88	80.6	638
Massachusetts	99	25,144,812	2.4	6.92	77.1	624
Michigan	201	23,569,536	2.3	7.58	83.9	623
Georgia	161	23,086,443	2.2	7.37	84.2	617
Other	1,508	200,752,828	19.3	7.25	83.0	624
Total:	5,805	1,038,007,207	100.0	7.04	79.9	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	2,642	452,907,471	43.6	7.05	82.9	651
Refinance - Rate Term	336	50,236,685	4.8	7.10	79.7	617
Refinance - Cashout	2,827	534,863,051	51.5	7.03	77.5	610
Total:	5,805	1,038,007,207	100.0	7.04	79.9	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 1Y	28	7,059,692	0.7	6.72	84.4	623
Arm 2/28	4,122	769,743,128	74.2	7.07	81.0	627
Arm 3/27	406	73,658,953	7.1	6.58	79.0	622
Arm 5/25	52	11,137,226	1.1	6.62	80.8	657
Arm 6 Month	29	6,001,862	0.6	6.38	81.9	650
Fixed Rate	1,168	170,406,346	16.4	7.18	75.1	635
Total:	5,805	1,038,007,207	100.0	7.04	79.9	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	4,680	809,881,837	78.0	7.03	79.8	625
PUD	468	100,644,326	9.7	7.02	80.5	635
Condo	316	52,101,656	5.0	7.07	80.8	634
2 Family	231	47,850,929	4.6	7.02	79.7	642
3-4 Family	110	27,528,458	2.7	7.50	80.3	664
Total:	5,805	1,038,007,207	100.0	7.04	79.9	628

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.00	44	8,450,880	1.0	5.75	80.6	684
4.01 - 4.50	113	24,107,900	2.8	5.75	79.8	663
4.51 - 5.00	289	56,144,470	6.5	6.29	81.0	662
5.01 - 5.50	539	100,466,062	11.6	6.49	80.3	643
5.51 - 6.00	985	194,639,224	22.4	6.66	80.2	633
6.01 - 6.50	700	126,365,341	14.6	7.02	81.7	629
6.51 - 7.00	1,243	248,710,827	28.7	7.23	81.0	613
7.01 - 7.50	323	51,445,074	5.9	8.03	81.8	617
7.51 - 8.00	206	32,264,765	3.7	8.40	82.2	601
8.01 - 8.50	110	15,311,535	1.8	8.82	81.2	580
8.51 - 9.00	52	6,638,887	0.8	9.38	77.6	554
9.01 - 9.50	22	2,009,460	0.2	9.86	76.9	548
9.51 - 10.00	8	803,150	0.1	10.59	78.7	578
10.01 - 10.50	2	125,786	0.0	11.34	80.0	571
10.51 - 12.50	1	117,501	0.0	6.99	94.8	609
Total:	4,637	867,600,861	100.0	7.02	80.9	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1 - 3	12	1,659,604	0.2	6.26	88.0	661
4 - 6	17	4,342,258	0.5	6.43	79.6	646
7 - 9	4	886,157	0.1	7.06	85.2	684
10 - 12	25	6,815,158	0.8	6.59	82.9	619
13 - 15	6	951,422	0.1	7.22	82.7	650
16 - 18	40	6,801,392	0.8	7.48	81.8	637
19 - 21	1,746	332,021,981	38.3	7.03	81.4	626
22 - 24	2,330	429,389,242	49.5	7.09	80.8	627
25 - 27	2	265,702	0.0	6.20	85.7	673
28 - 30	7	924,081	0.1	7.26	84.4	648
31 - 33	189	36,313,338	4.2	6.49	79.6	623
34 - 36	207	36,093,301	4.2	6.65	78.2	619
37 - 59	52	11,137,226	1.3	6.62	80.8	657
Total:	4,637	867,600,861	100.0	7.02	80.9	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
10.50 - 11.50	47	10,322,250	1.2	5.28	78.3	646
11.51 - 12.00	291	55,383,991	6.4	5.81	78.4	632
12.01 - 12.50	347	75,627,970	8.7	5.98	77.1	633
12.51 - 13.00	610	134,948,080	15.6	6.25	79.2	644
13.01 - 13.50	625	127,820,364	14.7	6.59	81.2	639
13.51 - 14.00	835	165,107,791	19.0	7.04	81.6	630
14.01 - 14.50	628	110,763,776	12.8	7.50	82.3	630
14.51 - 15.00	538	88,577,513	10.2	7.92	83.1	606
15.01 - 15.50	321	47,429,328	5.5	8.46	84.9	604
15.51 - 16.00	231	31,135,592	3.6	8.84	81.9	585
16.01 - 16.50	74	9,580,460	1.1	9.33	81.1	552
16.51 - 17.00	44	5,603,927	0.6	9.79	79.2	581
17.01 - 17.50	25	2,656,077	0.3	10.33	71.2	537
17.51 - 18.00	11	1,306,001	0.2	10.82	73.2	572
18.01 - 20.70	10	1,337,743	0.2	11.09	70.2	545
Total:	4,637	867,600,861	100.0	7.02	80.9	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
3.25 - 4.50	24	4,019,869	0.5	5.99	86.4	679
4.51 - 5.50	211	47,468,581	5.5	5.59	79.2	655
5.51 - 6.00	629	132,765,276	15.3	5.90	78.7	643
6.01 - 6.50	690	145,342,068	16.8	6.39	80.2	639
6.51 - 7.00	924	184,607,073	21.3	6.86	81.4	634
7.01 - 7.50	659	120,316,558	13.9	7.35	82.0	628
7.51 - 8.00	652	113,502,782	13.1	7.84	82.2	607
8.01 - 8.50	371	57,810,647	6.7	8.32	83.1	604
8.51 - 9.00	270	36,421,681	4.2	8.77	81.1	580
9.01 - 9.50	97	12,679,053	1.5	9.28	81.5	557
9.51 - 10.00	57	6,764,122	0.8	9.76	78.5	573
10.01 - 10.50	28	2,843,749	0.3	10.31	71.3	536
10.51 - 11.00	13	1,418,494	0.2	10.80	73.6	577
11.01 - 11.50	5	713,124	0.1	11.14	71.6	548
11.51 - 12.00	4	514,373	0.1	11.82	65.1	522
12.51 - 14.50	3	413,410	0.0	6.89	81.7	666
Total:	4,637	867,600,861	100.0	7.02	80.9	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	20	3,347,486	0.4	6.27	85.2	652
1.50	525	94,475,193	10.9	7.27	81.3	630
2.00	147	37,204,370	4.3	6.64	82.0	650
3.00	3,944	732,406,642	84.4	7.01	80.8	625
5.00	1	167,171	0.0	5.50	80.0	746
Total:	4,637	867,600,861	100.0	7.02	80.9	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	2,335	399,629,635	46.1	7.05	81.1	630
1.50	1,870	372,763,270	43.0	7.00	81.0	627
2.00	432	95,207,956	11.0	6.93	79.3	614
Total:	4,637	867,600,861	100.0	7.02	80.9	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	4,936	819,597,126	79.0	7.16	79.6	622
24	388	102,650,487	9.9	6.48	82.0	653
36	31	7,180,017	0.7	6.39	79.6	638
60	450	108,579,576	10.5	6.76	80.6	654
Total:	5,805	1,038,007,207	100.0	7.04	79.9	628

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-2

Statistical Collateral Summary – Second Lien Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 3/01/05 cutoff date.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	751
Total Outstanding Loan Balance	$26,668,530*	Min	Max
Average Loan Current Balance	$35,511	$4,936	$159,815
Weighted Average Original LTV	99.1%**
Weighted Average Coupon	10.73%	7.75%	14.25%
Arm Weighted Average Coupon	0.00%
Fixed Weighted Average Coupon	10.73%
Weighted Average Margin	0.00%	0.00%	0.00%
Weighted Average FICO (Non-Zero)	631
Weighted Average Age (Months)	2
% First Liens	00.0%
% Second Liens	100.0%
% Arms	00.0%
% Fixed	100.0%
% of Loans with Mortgage Insurance	0.0%

*

Second Lien  collateral will compromise of approximately [$28,750,000] of the [$1,150,000,050] total deal collateral.

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
7.75 - 8.00	5	315,402	1.2	7.94	98.8	648
8.01 - 8.50	3	219,861	0.8	8.33	99.9	683
8.51 - 9.00	38	1,774,397	6.7	8.82	99.5	654
9.01 - 9.50	46	1,486,090	5.6	9.28	98.5	653
9.51 - 10.00	91	3,668,672	13.8	9.83	99.0	634
10.01 - 10.50	87	3,582,508	13.4	10.32	99.5	630
10.51 - 11.00	143	5,908,660	22.2	10.84	99.3	636
11.01 - 11.50	79	3,131,488	11.7	11.29	99.9	631
11.51 - 12.00	180	4,557,155	17.1	11.78	98.1	609
12.01 - 12.50	21	444,585	1.7	12.27	97.0	629
12.51 - 13.00	17	735,314	2.8	12.67	99.7	622
13.01 - 13.50	5	250,757	0.9	13.45	94.9	612
13.51 - 14.00	35	576,068	2.2	13.69	100.0	589
14.01 - 14.25	1	17,574	0.1	14.25	100.0	609
Total:	751	26,668,530	100.0	10.73	99.1	631

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
533 - 550	1	33,812	0.1	9.75	100.0	533
551 - 575	23	445,699	1.7	11.60	98.2	569
576 - 600	240	6,059,734	22.7	11.30	99.6	589
601 - 625	155	5,723,376	21.5	10.85	98.5	614
626 - 650	176	7,019,861	26.3	10.64	99.3	637
651 - 675	107	4,842,923	18.2	10.24	99.1	659
676 - 700	28	1,219,453	4.6	10.67	97.3	689
701 - 725	11	859,771	3.2	9.78	99.0	709
726 - 750	4	273,161	1.0	9.71	100.0	735
751 - 775	4	144,921	0.5	9.64	98.8	755
776 - 800	1	12,739	0.0	10.10	95.0	786
801 - 801	1	33,082	0.1	8.89	100.0	801
Total:	751	26,668,530	100.0	10.73	99.1	631

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
4,936 - 50,000	607	15,502,512	58.1	10.87	98.9	622
50,001 - 100,000	121	8,452,702	31.7	10.67	99.1	640
100,001 - 150,000	22	2,553,501	9.6	10.21	99.4	648
150,001 - 159,815	1	159,815	0.6	8.75	100.0	723
Total:	751	26,668,530	100.0	10.73	99.1	631

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
40.000 - 50.000	2	95,510	0.4	11.63	40.0	614
75.001 - 80.000	3	132,782	0.5	11.03	78.9	673
80.001 - 85.000	5	160,101	0.6	10.28	81.3	630
85.001 - 90.000	10	460,799	1.7	10.78	89.2	641
90.001 - 95.000	50	1,360,356	5.1	11.03	94.6	632
95.001 - 100.000	681	24,458,982	91.7	10.71	99.9	630
Total:	751	26,668,530	100.0	10.73	99.1	631

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	477	13,677,815	51.3	10.84	99.1	626
1.00	17	948,617	3.6	11.24	98.8	631
2.00	205	9,984,852	37.4	10.60	99.1	637
3.00	52	2,057,246	7.7	10.42	98.3	628
Total:	751	26,668,530	100.0	10.73	99.1	631

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	533	16,543,732	62.0	10.56	99.1	617
Reduced	85	3,765,439	14.1	11.07	99.1	644
No Income/ No Asset	7	164,663	0.6	9.77	95.0	649
Stated Income / Stated Assets	126	6,194,697	23.2	11.00	99.0	657
Total:	751	26,668,530	100.0	10.73	99.1	631

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	731	26,280,021	98.5	10.72	99.1	630
Investor	20	388,509	1.5	11.65	94.5	654
Total:	751	26,668,530	100.0	10.73	99.1	631

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	77	5,688,301	21.3	10.21	99.2	647
Texas	141	3,465,046	13.0	10.78	99.5	623
Florida	71	2,866,930	10.8	11.00	99.3	633
Colorado	32	1,270,530	4.8	10.95	98.9	627
Virginia	32	1,125,901	4.2	10.84	98.1	630
Arizona	30	932,522	3.5	10.79	96.6	628
New York	14	896,036	3.4	11.22	99.9	639
Washington	20	870,992	3.3	10.05	99.6	632
Georgia	35	834,080	3.1	11.32	99.9	608
Ohio	34	777,207	2.9	10.71	98.1	621
Oregon	20	700,829	2.6	10.74	99.8	634
Maryland	13	664,170	2.5	11.15	99.9	625
Tennessee	21	560,214	2.1	9.25	99.8	624
Illinois	20	558,147	2.1	11.52	98.8	625
Michigan	19	543,557	2.0	10.77	100.0	629
Other	172	4,914,066	18.4	11.00	98.5	622
Total:	751	26,668,530	100.0	10.73	99.1	631

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	620	21,217,055	79.6	10.82	99.3	628
Refinance - Rate Term	23	749,157	2.8	10.28	98.3	622
Refinance - Cashout	108	4,702,318	17.6	10.42	98.0	643
Total:	751	26,668,530	100.0	10.73	99.1	631

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Fixed Rate	751	26,668,530	100.0	10.73	99.1	631
Total:	751	26,668,530	100.0	10.73	99.1	631

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	665	23,085,252	86.6	10.72	99.1	629
Condo	34	1,191,035	4.5	10.38	99.0	640
PUD	23	1,055,327	4.0	10.55	99.6	640
2 Family	23	990,138	3.7	11.09	99.8	633
3-4 Family	6	346,777	1.3	12.08	93.3	679
Total:	751	26,668,530	100.0	10.73	99.1	631

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	751	26,668,530	100.0	10.73	99.1	631
Total:	751	26,668,530	100.0	10.73	99.1	631

    *     Note, for second liens, CLTV is employed in this calculation.